Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Global Music International, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended June 30, 2006 (the “Report”), Corinne Fallacaro, Principal Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: September 27,  2006                 /s/ Corinne Fallacaro
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Corinne Fallacaro
Principal Executive Officer and
Principal Accounting Officer